UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

IGM Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! IGM BIOSCIENCES, INC. 2024 Annual Meeting Vote by June 10, 2024 11:59 PM ET IGM BIOSCIENCES, INC. 325 E. MIDDLEFIELD ROAD MOUNTAIN VIEW, CA 94043 V46285-P11197 You invested in IGM BIOSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2024. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 11, 2024 8:00 a.m. (Pacific Time) Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/IGMS2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1.Election of Directors Nominees: 01)M. Kathleen Behrens, Ph.D. 02)Elizabeth H.Z. Thompson, Ph.D. 03)Christina Teng TopsøeFor2.Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.For3.Approval of an amendment to our amended and restated certificate of incorporation to limit the liability of certain officers as permitted by Delaware law.For4.Approval of a stock option exchange program for employees (excluding our chief executive officer and non-employee directors).For NOTE: The proxy holders will vote in their discretion on any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V46286-P11197